Empresa Mixta Ecosocialista Siembra Minera, S.A.:	3 Months Ended
Mar. 31, 2022
Empresa Mixta Ecosocialista Siembra Minera S.a.
Empresa Mixta Ecosocialista Siembra Minera, S.A.:

Note 6. Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In August 2016, we executed the Contract for the Incorporation and Administration of the Mixed Company with the government of Venezuela and in October 2016, together with an affiliate of the government of Venezuela, we incorporated Siembra Minera by our purchasing shares in Siembra Minera for a nominal amount. The primary purpose of this entity is to develop the Siembra Minera Project, as defined herein. Siembra Minera is beneficially owned 55% by Corporacion Venezolana de Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve. Siembra Minera was granted by the government of Venezuela certain gold, copper, silver and other strategic mineral rights (primarily comprised of the historical Brisas and Cristinas areas) contained within Bolivar State comprising the Siembra Minera Project (which has a twenty year term with two ten year extensions) and was, among other things authorized to carry on its business, pay a net smelter return royalty to Venezuela on the future sale of gold, copper, silver and any other strategic minerals over the life of the Siembra Minera Project and provide net profits participation based on the sales price of gold per ounce. A number of authorizations, which still have not been provided by the government, are critical to the future operation and economics of the Siembra Minera Project. Pursuant to the Settlement Agreement (as described in Note 2), both parties will retain their respective interest in Siembra Minera in the event all of the agreed upon Settlement Agreement payments are not made by Venezuela. Project expenditures incurred in 2022 and 2021 primarily related to costs associated with the retention of technical consultants and, to a lesser degree, work related to compliance and reporting obligations, maintenance of the technical data base, and costs of social work programs. The Company has directly incurred the costs associated with the Siembra Minera Project which, beginning in 2016 through March 31, 2022, amounted to a total of approximately $22.9 million.

In March 2022, the Ministry of Mines of Venezuela (the “Ministry”) issued a resolution to revoke the mining rights of Siembra Minera for alleged non-compliance with certain Venezuelan mining regulations (the “Resolution”). Siembra Minera filed a reconsideration request with the Ministry asking for the Resolution to be overturned. If the Resolution is not overturned by the Ministry, Siembra Minera has the right to challenge the validity of the Resolution with the Venezuelan Supreme Court of Justice. We are considering and working in earnest with respect to all legal rights and remedies that may be available to us under Venezuelan and other laws, under the Settlement Agreement and otherwise including potential or actual appeals or contests with respect thereto (the related actions by us, “Appeals”). Even if the Resolution is successfully overturned or annulled, the Sanctions, along with other constraints, could adversely impact our ability to finance, develop and operate the Siembra Minera Project or collect or repatriate sums under the Settlement Agreement.